Investor Overview 2025

Forward Looking Statements, Non-GAAP Disclosure, & Definitions 2 This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws that are subject to the safe harbor created by such laws and other legal protections. Caution should be taken not to place undue reliance on any such forward-looking statements because actual results may differ materially from the results suggested by these statements. These forward-looking statements are made only as of the date of this presentation. We undertake no obligation, except as may be required by law, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our historical experience and present expectations or projections. These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2024, and those described from time to time in our periodic and other reports filed with the Securities and Exchange Commission. Certain financial measures and comments contained in this presentation are “non-GAAP” financial measures. We believe that investors’ understanding is enhanced by disclosing these non-GAAP financial measures as a reasonable basis for comparison of our ongoing results of operations. All non-GAAP (adjusted) figures are reconciled to closest GAAP measure in the appendix. All financial metrics are presented on a continuing operations basis unless noted otherwise; all per share metrics are on a diluted basis.

Mativ’s Products Connect, Protect and Purify Our World Every Day Our Cable Wraps Enable the Connection of Offshore Windfarms Our Paper Was Used by Abraham Lincoln and is Loved by K-12 students Our Tapes Were Used in Past 40+ NHL Stanley Cups Our Optical Films Block 99%+ of UV Light Our Filtration Materials are Converted into 350+ Million Filter Elements 3 Our Filters Can Turn 2,000 liters of salt water into drinkable water for less than $1

Mativ At A Glance

$2.0B
TTM REVENUE

$209M
TTM ADJUSTED EBITDA

5,000
EMPLOYEES

90+
COUNTRIES SERVED

~60%	~30%	~10%
AMERICAS	EMEA	APAC

FAM
Filtration & Advanced Materials



64%
Filtration & Netting
36%
Advanced Films

BY PRODUCT CATEGORY



NET SALES
38%
Net Sales
62%
Net Sales
ADJ. EBITDA
45%
Adj. EBITDA
55%
Adj. EBITDA

SAS
Sustainable & Adhesive Solutions



48%
Tapes, Labels & Liners
26%
Paper & Packaging
26%
Healthcare & Other

BY PRODUCT CATEGORY

mativ

- *All financials shown are on a trailing-twelve-month basis as of Q1 FY25*
- *TTM Adjusted EBITDA is a non-GAAP financial measure. For a reconciliation of GAAP to non-GAAP financial metrics, see Appendix.*

4

Filtration & Advanced Materials
Segment Overview

LONG-TERM DYNAMICS

~40% OF ANNUAL REVENUE	EXPECTED GROWTH AT **GDP+** RATES	**MID-HIGH TEENS** ADJ. EBITDA %[1]

Product Examples



Filtration Media
Membrane Support
Medical Films
Optical Films
Engineered Films
Industrial Netting
Apertured Films
Cores & Tubes

End-Market Applications



REVENUE BY END MARKET
Other 2%
Construction 7%
Healthcare 9%
Water & Air 17%
Industrial 25%
Transportation 40%

mativ

1) see Appendix

5

Sustainable & Adhesive Solutions
Segment Overview

LONG-TERM DYNAMICS

- **~60%** OF ANNUAL REVENUE
- EXPECTED GROWTH AT **GDP** RATES
- **LOW-MID TEENS** ADJ. EBITDA %[1]

Product Examples


Tapes
Release Liners
Labels
Cable Wrap/ Harnesses
Consumer Products
Commercial Print
Premium Packaging
Advanced Wound Care

End-Market Applications


Other
Transportation
Advertising / Marketing
Construction
Healthcare
Consumer
Industrial
REVENUE BY END MARKET
28%
20%
17%
14%
12%
5%
4%

mativ

1) see Appendix

6

Customer Value Chain 7 • Purification • Durability • Strength • Printability • Safety • Adhesion • Resistance • Longevity Chemicals Fibers Polymers Resins Netting Nonwovens Films Specialty Paper Converting Coating Saturation Adhesives We combine raw materials to create critical components that deliver essential performance for demanding applications to form trusted customer relationships HVAC/Air Filtration • Industrial Process • Filtration Life Sciences Transportation & Mobility • Smart Surfaces/IoT • Glass Laminations & Glazing Wind Turbines • Industrial Packaging • Infrastructure & Construction Demanding Applications

Transformation Progress Since Merger 8 Leveraging Economies of Scale $65M+ Synergies realized since merger • Procurement savings • SG&A reductions • Organizational optimization • Supply chain efficiencies • Purchase services • Leased office consolidation Significant incremental revenue growth opportunities Cross-selling • Geographic expansion • Innovation opportunities Optimizing our Footprint FACILITIES PRE-MERGER 48 FACILITIES TODAY 35 • Optimizing manufacturing footprint • Actively streamlining warehousing and distribution network • Reduced number of warehouses by 25%+ • Reduced number of ERPs by 30%+ since the merger Reducing complexity and optimizing our asset portfolio with additional manufacturing footprint modifications Repositioning the Portfolio RIGHT-SIZED DIVIDEND REDUCED NET DEBT CEASED TOBACCO EXPOSURE • Divested Engineered Papers in November 2023 • Ceased tobacco-based products markets • Focused portfolio on fastest-growing end markets • Enhanced portfolio mix • Aligned with debt reduction priorities, reduced net debt by over 40% since merger • Right-sized dividend to match growth orientation • Net debt is a non-GAAP financial measure. For a reconciliation of GAAP to non-GAAP financial metrics, see Appendix. 40%

Global Scale and Footprint With Localized Supply Chains To Serve Customers Where They Compete 9 Asia Pacific 3 Manufacturing Facilities North America 22 Manufacturing Facilities Alpharetta, GA Mativ Global Headquarters Europe 10 Manufacturing Facilities 10 322

Focused Investments Accelerate Key Growth Categories

FILTRATION

Q3 2024	MID 2026
New Meltblown line in Germany	Two new Naltex lines in the U.S.




Supports accelerated growth in transportation and water filtration




Expected additional revenue

~$25 million

RELEASE LINERS

Q1 2024



New Silicone Release Coater in Mexico

Supports accelerated growth in release liners across North and South America



Expected additional revenue

~$30 million

SPECIALTY TAPES

LATE 2025	MID 2026
New Hot-Melt line in Italy	New Poly Calendaring line in Canada




Supports accelerated growth in automotive and industrial tapes




Expected additional revenue

~$45 million

MEDICAL FILMS

Q4 2024



New Polymer Extrusion line in the U.K.

Supports accelerated growth in medical films



Expected additional revenue

~$15 million

mativ

10

End-Market Snapshot: Industrial

SHARE OF PORTFOLIO

22% OF TOTAL MATV SALES *

OVERVIEW

High efficiency filtration media and components for industrial process solutions

Interlayer films and lamination for ballistics resistance and security applications

Substrates critical to protection, connection, and adhesive separation in industrial process, composites, high-tech manufacturing, cable wrapping, indoor/outdoor graphics, and specialty label applications


Aerospace Manufacturing
Commercial Vehicle Manufacturing
Glass Lamination
Datacenter Cooling
Hydraulics
Wind Blade Manufacturing
Shipbuilding / Marine
Offshore / Energy Cables
Automation
Chemical Labels
Power Generation
Data Cables

* Based on FY24 financials

mativ

11

End-Market Snapshot: Transportation

SHARE OF PORTFOLIO

19% OF TOTAL MATV SALES *

OVERVIEW

- Filter media and pleat support that meet the latest trends and specifications
- Industrial nets for aerospace, automotive, rail car and trucking
- High-performance polymer films for demanding requirements and complex solutions
- Substrates for tapes and cable wraps in automotive and various other transportation applications


Engine Air Filtration


Oil & Fuel Filtration


Cabin Air Filtration


Acoustics Absorption


Hydraulics


Cabin Light Dispersion


Paint & Surface
Protection


Interlayer Film


Wire Harnesses


Heatable Window Film


Antimicrobial Film


Graphics Film

* Based on FY24 financials

mativ

12

End-Market Snapshot:
Consumer & Advertising / Marketing

SHARE OF PORTFOLIO

18% / 8% OF TOTAL MATV SALES *

OVERVIEW

Print advertising, media and point of sales materials enable leading brands to realize their potential

Consumer packaging and label products deliver stopping power at shelf

Paper, cardstock and classroom tools foster connections, education and creativity for teachers, students, crafters and small businesses

Premium tape products for equipment helping athletes perform at their best with control and confidence; at all levels of sports



Digital Print
Consumer Packaging
Wine Labels
Paper & Cardstock
Graphics & Decor
Publishing
DIY / Craft Papers
Commercial Print
Planners & Journals
Athletic Tapes
Fine Paper
Premium Packaging

mativ

* Based on FY24 financials

13

End-Market Snapshot: Healthcare Our healthcare portfolio includes solutions for advanced wound care, consumer wellness, device fixation, medical packaging, and a wide range of other applications Substrates critical to protection and adhesive separation for applications in the medical and personal care categories High-performance medical films and composites for consumer products and advanced wound care OVERVIEW 14% OF TOTAL MATV SALES * SHARE OF PORTFOLIO Personal Care 14 Ostomy Care Advanced Wound Care Personal Hygiene Cont. Monitoring Skin Care Dental Films Device Fixation Wound Care HME Filtration Medical Hygiene Medical Packaging * Based on FY24 financials

End-Market Snapshot: Construction

SHARE OF PORTFOLIO

11% OF TOTAL MATV SALES *

OVERVIEW

High efficiency filtration media and components used in HVAC and air pollution control applications

Extruded mesh products for erosion control and soil stabilization

Interlayer films for building facade and emerging smart glass applications

Substrates for tapes used throughout the building envelope in windows, walls, roofing, HVAC, and electrical

Substrates critical to protection and adhesive separation for applications in the specialty tape and performance label categories


Sealing Tapes
Masking Tapes
Roofing Tapes
Erosion Control
Industrial Labels
Abrasives
Water Filtration
HVAC
Smart Glass
Electrical Tapes
Soil Stabilization
Plastic Fencing

mativ

* Based on FY24 financials

15

How We Win 16 0 SAFETY INCIDENTS 15+% MATIV ADJ. EBITDA MARGINS 5%+ TOPLINE GROWTH Focus on winning our categories that are aligned with key trends, dynamics and innovation in majority of our business Filtration & Netting Demand for Clean Air and Water Advanced Films Desire to Protect High-End Finishes and Surfaces Tapes, Labels & Liners Proliferation of Tape and Adhesive Applications Paper & Packaging Sustainability and Eco-Friendly Alternatives Healthcare Focus on Personal Health and Wellness CUSTOMER COLLABORATION Enduring track record as a trusted collaborator and innovator with long-lasting blue-chip customers around the world SOLUTION DRIVEN We make it happen; customized products meet demanding performance needs EXTENSIVE PRODUCT & TECHNOLOGY PORTFOLIO Focused on unique capabilities for premium applications GLOBAL MANUFACTURING & SUPPLY CHAIN Worldwide scale and resources with local assets and service customers around the world ADVANCED MATERIAL SCIENCE Deep expertise across technologies making us the ideal innovation and development partner PEOPLE & VALUES Across the company, we are committed to responsible stewardship, improving the world around us, and a culture of integrity and accountability ORGANIC KEY CATEGORY GROWTH DRIVERS LONG-TERM GOALS

Multiple Drivers of Sustained Revenue Growth 17 Organic Key Category Growth Focus on winning our categories to drive GDP+ growth rates Focused Product Innovation Develop innovative feature-rich solutions tailored to customers’ complex problems with materials science expertise Market Adjacencies and New Applications Elevate existing products into broader markets and new use cases One Mativ Approach Convert current individual component purchases to provide holistic value chain solutions, enabling one-stop supplier relationship Strategic Cross Selling Global account management and cross- selling enablement from new reporting structure and aligned sales force model Pricing Execution and Stickiness Drive sustained price stickiness and favorable price/input cost spread with value of our solutions 1 6 2 3 4 5

Significant Opportunities for Margin Expansion 18 Favorable Price Dynamics and Price Stickiness • History of successful pricing execution • Majority of applications require qualification and provide price stickiness Improved Mix Contribution • Actively winning key categories, and prioritizing higher margin solutions • Focused portfolio approach to SKU rationalization • Growing capacity through key category investments • Fostering new product innovation through dedicated R&D investments Non-Operating Costs Reduction • $30M - $35M in cost savings expected by end of FY26, with $10M - $15M of this expected to be realized in FY25 • Cost reductions are comprised of SG&A, operations and procurement savings Full Realization of Normalized Demand • From a volume perspective, upside opportunity from return to pre-pandemic demand levels • Significant operating leverage contribution potential Mfg. Efficiencies and Footprint Optimization • Streamlined and consistent approach to continuous improvement across all facilities and sites • Increase asset utilization and optimization • Evaluate non-performing sites and warehouses for consolidation or closure Technology Enablement • Optimization of ERP systems • Leverage full S&OP opportunity • Accelerating digital capabilities • Leverage technology to improve freight utilization and efficiency Relentless focus on demand generation and reducing complexity driving favorability for margins and shareholder value

Disciplined Prioritized Capital Allocation Framework 19 OPPORTUNISTIC SHARE REPURCHASES*VALUE-ADDED M&A INVESTMENTS DEBT REDUCTION • Priority of cash flow utilization is aggressive deleveraging and debt paydown • Major initiatives underway to significantly increase cash flow generation DIVIDEND • Current annual dividend of $0.40 • $22M annual cash outlay at current rate • Current levels allow flexibility for continued debt reduction and growth investment while still providing steady dividend returns CAPEX AT 3-4% OF REVENUE • Invest in growth and cost reduction projects that will generate favorable returns for our operations • Currently indexed toward growth, with investments in Filtration, Release Liner, Specialty Tapes and Medical Films • Evenly split between Maintenance / Growth capital expenditures CAPITAL EXPENDITURES 1 2 3 4 5 * Opportunistic share repurchases to be resumed once net leverage is within target range of 2.5x – 3.5x

Investment Highlights 20 Established Leadership Positions Collaborative and trusted supplier of choice Accelerated Growth Potential Strong end-markets, multiple category catalysts Advanced Material Sciences Expertise across diverse technologies, delivering unique and innovative solutions Broad Global Capabilities Agile manufacturing and localized supply chain options serving customers at point of demand Sustainable Margin Improvement Highly achievable, clear pathway to multi-year margin expansion Strong Financial Profile Solid cash flow, prioritized capital allocation, focus on aggressive de-leveraging

Experienced Management Team 21 Highly experienced management team from industrial and consumer backgrounds with over 160 years of combined experience Shru Singhal President & Chief Execu ve Officer 32 Years Industry Experience Mark Johnson Chief Legal & Human Resources Officer & Corp. Secretary 24 Years Industry Experience Greg Weitzel Chief Financial Officer 31 Years Industry Experience Ryan Elwart Group President 30 Years Industry Experience Rajeev Kapur Chief Informa on Officer 30 Years Industry Experience Andrew Downard Chief Supply Chain Officer 24 Years Industry Experience

Appendix 22

Non-GAAP Reconciliations 23

Footnotes 24 1) With respect to our forward-looking expectations regarding Adjusted EBITDA, we do not provide a reconciliation to the applicable GAAP metric because we are not able to predict with reasonable certainty the reconciling items that may affect GAAP net sales without unreasonable effort. The reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP metric. The Company also believes such reconciliations would imply a degree of precision that would be confusing or misleading to investors.